Prepayments and Other Assets - Summary of Prepayment and Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2024	Mar. 31, 2023
Current:
Service tax and other tax receivables	$ 2,467	$ 11,815
Employee receivables	1,551	2,184
Advances to suppliers	2,483	1,765
Prepaid expenses	15,221	13,209
Other assets	8,688	4,878
Total	30,410	33,851
Non-current:
Deposits	12,753	11,423
Income tax assets	13,931	15,102
Service tax and other tax receivables	24,905	15,255
Other assets	7,459	7,829
Total	$ 59,048	$ 49,609